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                                                                   EXHIBIT 10(v)

                            VOLVO TRUCK LEASE PLAN

                  TRUCK LEASE AGREEMENT (TRAC/Non-Maintenance)


     THIS LEASE AGREEMENT is made as of December 20, 1995 by and between VT Finance, Inc. (hereinafter called "Lessor"), a Delaware corporation with a place of business located at P.O. Box 35129, Tulsa, OK 74153-0129 and American Freightways, Inc. (hereinafter called "Lessee"), an Arkansas corporation with its principal place of business located at 2200 Forward Drive, Harrison, AR 72602.

     IN CONSIDERATION of the mutual covenants hereinafter contained, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, one or more vehicles as shall from time to time be described in Schedules, Vehicle Purchase Orders or Delivery Receipts executed by authorized employees and agents of Lessee and accepted by Lessor, at its sole discretion, for the rental and lease term and upon the terms and conditions set forth below:

     1. THIS AGREEMENT is a contract of leasing only and shall consist of the general terms and conditions stated herein which shall be applicable to every Vehicle leased hereunder, any Schedule which may hereafter be attached hereto describing certain Vehicles either individually or as a class and the specific terms for each, and Delivery Receipts or other evidences of ordering or delivery for each Vehicle delivered to Lessee by Lessor. Without limiting the generality of the above, it is agreed that the terms hereof may be changed for specific Vehicles by the Schedules relating thereto. All of said Schedules, Delivery Receipts and evidences of ordering or delivery are hereby incorporated by reference and made a part hereof. Wherever used herein, the term "Vehicle" or "Vehicles" shall mean such passenger automobiles, trucks and other motor vehicles and trailers as are leased hereunder from time to time, together with all additional equipment and accessories thereon. Vehicles shall at all times remain the property of, and shall be registered in the name of Lessor, but shall be under the full and complete control of Lessee. During the term of this lease renewal of registration in the name of Lessor shall be the responsibility and expense of Lessee, and Lessor will, upon Lessee's request, furnish to Lessee a power of attorney to this end. Lessee recognizes that it has acquired no right, title, option or interest in or to any of the Vehicles and agrees that it shall not assert any claim in or to an interest in any Vehicle other than that of a lessee. Lessee agrees to accept delivery of all vehicles ordered by Lessor pursuant to the request of Lessee. Lessee shall at all times, and at its sole expense and cost, keep the Vehicle(s) free from all levies, attachments, liens and encumbrances and other judicial process other than those arising solely from acts of Lessor. Lessee shall give Lessor immediate written notice of any action taken by a third party which may jeopardize Lessor's rights in any Vehicle and shall indemnify and hold Lessor harmless from any loss or damages caused thereby.

     2. LESSEE AGREES to pay Monthly Rental for each Vehicle in the amounts stated in the Schedule "A" applicable to such Vehicle. Such amounts shall be equal to the product of the Monthly Rental Factors stated in such Schedule for such Vehicle multiplied by the Schedule "A" Value of such Vehicle stated in such Schedule.

        The Monthly Rentals are subject to final depreciation adjustment as provided in Section 9 of this Lease, using a Final Adjustment Percentage which is stated in the Schedule "B" applicable to such Vehicle.

        "Schedule "A" Value" as used herein shall mean the amount designated as such in the Schedule "A" for such Vehicle, representing the value of such Vehicle as determined by Lessor.
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        Lessee acknowledges that Schedule "A" Values set forth in the Schedules are based upon the manufacturer's price and the amount of required equipment in effect on the date the Schedule is executed. If the manufacturer's price increases or decreases or if additional items of equipment are required on the Vehicle prior to or at the time of delivery of the Vehicle to Lessee, the Schedule "A" Value of such Vehicle will be adjusted by the amount of such increase or decrease and by the cost to Lessor of the additional equipment. The "Residual
        Value" assigned to each Vehicle represents the product of (a) the Schedule "A" Value multiplied by (b) the Final Adjustment Percentage corresponding to expiration of the Maximum Term for such Vehicle, and is provided for informational purposes only.

        In addition to the Monthly Rental, Lessee shall pay to Lessor upon demand and as Additional Rental all other charges payable by Lessee which have been paid by Lessor. Lessee also agrees to pay to Lessor, at the time each Vehicle is delivered, the amount of any Advance Rentals noted in the Schedule applicable to such Vehicle. All Advance Rentals shall be held by Lessor and, provided Lessee is not in default, applied to the payment of the last Monthly Rentals which are due for the Vehicle to which they relate. If Lessee is in default Lessor may apply the Advance Rentals to any of Lessee's obligations hereunder as Lessor in its sole discretion may determine. No interest shall accrue to Advance Rentals.

     3. THE TERM of this Lease in relation to each Vehicle shall extend for a period not in excess of the Maximum Term noted in the Schedule "A" relating to such Vehicle. The Lease Term shall commence on the earlier of (i) the date when such Vehicle is delivered to Lessee or (ii) forty-eight hours after Lessee has been notified, orally or in writing, that the Vehicle is ready for delivery (hereinafter called the "Delivery Date"). If the Delivery Date for such Vehicle is on or before the fifteenth day of a month, the Monthly Rental for such Vehicle shall commence as of the first day of such calendar month and if the Delivery Date for such Vehicle is on or after the sixteenth day of a month, the Monthly Rental for such Vehicle shall commence on the first day of the next succeeding calendar month. Lessee may terminate this Lease as to any Vehicle on any anniversary of the Delivery Date for such Vehicle by
        (i) giving notice to Lessor; (ii) returning such Vehicle to Lessor on such anniversary date in accordance with Section 8 hereof; and (iii) paying to Lessor any amount owing pursuant to Section 9 hereof relating to such Vehicle. For each Vehicle so terminated, the term of this Lease shall end on the earlier of (i) the date such Vehicle is sold in accordance with Section 8 hereof or (ii) forty-five days after the later of (a) such anniversary date or (b) the date the Vehicle is actually returned to Lessor and for each Vehicle as to which the Maximum term has expired, the term of this Lease shall end on the earlier of (i) the date such Vehicle is sold in accordance with Section 8 hereof or (ii) forty-five days after the later of (a) the last day of the Maximum Term or (b) the date the Vehicle is actually returned to Lessor. If such date is before the fifteenth day of a month, no Monthly Rental for such Vehicle shall be payable for such month; if such date is on or after the fifteenth day of a month, a full Monthly Rental shall be payable for such month without proration. Lessee may terminate this Lease as to any Vehicle effective at any other time only upon terms hereafter agreed to by Lessor.

        Lessor's failure to deliver vehicles at the time and places specified, by reason of labor disorders or other circumstances or events beyond the control of Lessor, shall not impute liability of any kind to Lessor.

     4. THIS LEASE MAY BE TERMINATED by either party regarding vehicles not then ordered or under lease by giving written notice thereof to the other party at least five days in advance of the proposed termination date. After the giving of such notice no additional or replacement vehicles will be delivered for lease hereunder. Notwithstanding expiration or termination, all of the provisions of this Lease shall continue in full force and effect with
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        respect to each Vehicle then ordered pursuant to request of Lessee or then under lease until the end of the lease term for such Vehicle as provided in Section 3 hereof.

     5. USE OF VEHICLES under this Lease is permitted only in the conduct of Lessee's business in the United States and occasionally in Canada and only for lawful purposes. No Vehicle shall be used off an improved road or for transportation of passengers or of material designated as extra hazardous, radioactive, flammable or explosive. Lessee will permit the Vehicles to be operated only by safe and careful drivers who are qualified and properly licensed in accordance with the laws of the jurisdictions where such Vehicles are used. All operators of the Vehicles will be conclusively presumed to be the agents, employees or servants of Lessee and not of Lessor. Upon any complaint from Lessor specifying illegal, negligent, reckless, careless or abusive handling of the Vehicles, Lessee shall promptly take such steps as may be necessary to stop and prevent the recurrence of any such practice. Lessee shall in all respects comply, and cause all persons operating the Vehicles to comply, with all applicable requirements of law (including but not limited to rules, regulations, statutes and ordinances) relating to the licensing, maintenance and operation of the Vehicles (including weight limitations, tire requirements, load, axle and spring limits) and with all terms and conditions of policies of insurance relating to the Vehicle. Lessee shall immediately notify Lessor of any change of place of permanent garaging of any Vehicle. Lessee agrees that it will not load any Vehicle in excess of the lesser of (i) the payload capacity noted in the manufacturer's specifications for such Vehicle or (ii) the maximum amount permitted by applicable law.

     6. MONTHLY RENTAL and all other amounts owing by Lessee shall be paid to Lessor at its address stated on page one hereof or at such other place as Lessor shall hereafter notify Lessee in writing.

        Monthly Rentals shall be due and payable in advance on the first day of each and every month during the term hereof; provided, however, that the first Monthly Rental for a Vehicle with a Delivery Date on or before the fifteenth day of a month shall be due and payable on the Delivery Date, whether or not Lessee shall have received a statement for such amount. Lessor will render to Lessee monthly statements of the amounts payable on all Vehicles under this Lease and Lessee shall, within ten (10) days after receipt of such statements, make payment by one check for each such statement to the order of Lessor for the Monthly Rental, Additional Rent and other sums, if any, covered by such statements without abatement, off-set or counter-claim arising out of any circumstance whatsoever. Lessee hereby waives any and all existing or future claims of off-set against the Monthly Rentals, Additional Rents and Adjusted Rents due hereunder, and agrees to make such payments regardless of any off-set or claim which may be asserted by Lessee or on its behalf. For each Monthly Rental or other sum due hereunder which is not paid when due, Lessee agrees to pay Lessor a delinquency charge calculated thereon at the rate of 1 1/2% per month for the period of delinquency or, at Lessor's option, 5% of such Monthly Rental or other sum due hereunder, provided that such a delinquency charge is not prohibited by law, otherwise at the highest rate Lessee can legally obligate itself to pay and/or Lessor can legally collect.

     7. FEES, TAXES, GOVERNMENTAL ASSESSMENTS AND CHARGES (INCLUDING INTEREST AND PENALTIES THEREON) of whatsoever nature, by whomsoever payable, (other than federal, state or local taxes levied on the net income of Lessor) levied, assessed or incurred during the entire term of this Lease in connection with the Vehicles including, but not limited to, the titling and registration of the Vehicles in all jurisdictions required by the nature of Lessee's business and the purchase, sale, ownership, rental, use, inspection and operation thereof, shall be paid by Lessee. In the event any of said fees, taxes, governmental assessments and charges shall have been paid by Lessor, of if Lessor is required to collect or pay any thereof, Lessee shall reimburse Lessor therefor, upon demand, as Additional Rent, to the end that Lessor shall receive the rental as provided in Sections 2 and 9 hereof as a net return on the Vehicles. If requested by Lessor, Lessee agrees to file, or to refrain from filing, on behalf of Lessor in form satisfactory to Lessor and before the due date thereof, all required tax returns and reports concerning the Vehicles with all appropriate governmental agencies and to mail a copy thereof to Lessor concurrently with the filing thereof. Lessee further agrees to keep or cause to be kept and made available to Lessor any and all necessary records relative to the use of the Vehicles and/or pertaining to the aforesaid fees, taxes, governmental assessments and charges. Lessee's obligations under this Section shall survive the expiration or termination of this Lease.

     8. LESSEE SHALL RETURN each Vehicle to Lessor, at Lessee's expense, at the expiration or termination of this Lease in relation to such Vehicle at the location where delivery was made or at such other location as is designated by Lessor in the same working order, condition and repair as when received by Lessee, excepting only reasonable wear and tear caused by normal usage of such Vehicle, together with all license plates, registration certificates, or other documents relating to such Vehicle. Upon request of Lessee, Lessor may at its sole discretion allow Lessee to retain some or all of such license plates or other documents. Unless otherwise agreed by Lessor, Lessee shall give Lessor at least sixty, and not more than ninety, days notice of the return of any Vehicle. After said return, Lessor shall cause such Vehicle to be sold at public or private sale, at wholesale, for the highest cash offer received and still open at the time of sale. The "net sale proceeds" for said Vehicle shall be the net amount received by and paid to Lessor after deducting the cost of sale, the cost of cleaning, repairing, equipping or transporting said Vehicle and any other expenses of Lessor in connection therewith.

     9. FINAL ADJUSTMENT for each Vehicle will be made upon receipt of the net sale proceeds therefor and, unless any default shall have occurred and except as provided below; Lessor shall pay to Lessee the amount, if any, by which the sum of (a) the net sale proceeds, and (b) surplus insurance recoveries, if any, on such Vehicle, exceeds (c) a Final Adjustment Amount, as defined herein, for such Vehicle calculated as of the rental payment date next preceding the date such Vehicle was returned to Lessor (referred to hereafter as the "Calculation Date"). The Final Adjustment Amount for any Vehicle as of a Calculation Date shall be computed by multiplying the Schedule "A" Value for such Vehicle by that percentage ("Final Adjustment Percentage") opposite the respective Calculation Date as set forth in the Final Adjustment Table attached hereto as Schedule
        B. If the sum of items (a) and (b) is less than item (c), Lessee shall, within ten days after notice thereof, pay the deficiency to Lessor as Adjusted Rental without abatement, off-set or counterclaim arising out of any circumstance whatsoever. Lessor shall promptly determine the aforesaid amounts and shall render statements therefor to Lessee.
        Lessor may apply any sums received as proceeds from any Vehicle which would otherwise be due to Lessee hereunder against any other obligation of Lessee and Lessor may off-set the amount of any such rental adjustment against any claim it may have against Lessee.

    10. LOSS OF OR DAMAGE TO EACH VEHICLE and loss of use thereof, from whatsoever cause, are risks hereby assumed by Lessee from the date hereof until such Vehicle is returned to and sold by Lessor. If any Vehicle is lost, stolen, damaged or destroyed, Lessee shall promptly notify Lessor thereof. Lessor shall have no obligation to repair or replace any such Vehicle. There shall be no abatement of rental otherwise due hereunder during the period a Vehicle is stolen or missing or during the time required for any repair, adjustment, servicing or replacement of a Vehicle and Monthly Rentals will continue to accrue until Final Adjustment is made. Final Adjustment in relation to lost, stolen or destroyed Vehicles shall be made as provided in Section 9, promptly after sale of the salvage and/or receipt of insurance proceeds, as applicable or within forty-five days after such loss, theft or destruction; whichever is earlier. For purposes of Final Adjustment, lost or stolen Vehicles
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        shall be deemed to have been sold as of the date of such loss or theft, and the amount of net sale proceeds therefor shall be deemed to be zero. In no event shall Lessor be liable to Lessee, its employees or agents for business or other losses by reason of loss, theft, destruction, repair, servicing or replacement of any Vehicle.

    11. A. LIABILITY AND PHYSICAL DAMAGE INSURANCE, for bodily injury and property damage to others, and damage to or loss of Vehicles by collision, fire, theft, or otherwise, from the time each Vehicle is delivered to Lessee until the Vehicle is sold after return to Lessor and legal title passes to the purchaser thereof, shall be purchased and maintained by Lessee. Lessor shall not be required to order vehicles for Lessee's use until binders disclosing insurance coverage as herein provided have been delivered to Lessor. All insurance policies shall provide primary coverage, shall name Lessor as additional insured, shall be in such amounts and with such insurers as shall be approved by Lessor, shall provide for a minimum of 15 days prior written notice to Lessor before cancellation or material change for any reason, and shall provide that no act or default of any person other than Lessor shall affect Lessor's right to recovery under such policies. Minimum requirements shall be $250,000.00 for bodily injury or death to any one person; $750,000.00 for any one accident; $100,000.00 for property damage; or a combined single limit of $750,000.00; and actual cash value for fire, theft, comprehensive and collision. Deductible amounts shall not be in excess of $2,500.00. Lessor may from time to time by notice to Lessee specify higher minimum requirements or additional risks to be insured against. Lessee shall deliver the policies or other satisfactory evidence of insurance required hereunder to Lessor, but Lessor shall be under no duty to examine such evidence of insurance now to advise Lessee in the event said insurance is not in compliance with this Lease. Evidence of renewal of all expiring policies will be delivered to Lessor at least 60 days prior to their respective expiration dates.

        Lessor does not assume any liability for loss of or damage to the contents or personal property contained in any Vehicles, and Lessee hereby releases and saves Lessor free from any and all liability for loss of or damage to any contents or personal property contained in said Vehicles regardless of the circumstances under which such loss or damage may occur.

    11. B. INDEMNITIES: The term "Liabilities" as used herein shall include any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements of whatsoever kind and nature, including legal fees and expenses, (whether or not any of the transactions contemplated hereby are consummated), imposed on, incurred by or asserted against Lessor (which term as used herein shall include Lessor's successors, assigns, agents, employees and servants) or the Vehicles (whether by way of strict or absolute liability or otherwise), and in any way relating to or arising out of this lease or the selection, manufacture, purchase, acceptance, ownership, delivery, non-delivery, lease, possession, use, operation, condition, servicing, maintenance, repair, improvement, alteration, replacement, storage, return or other disposition of the Vehicles including, but not limited to, (i) claims as a result of latent, patent or other defects, whether or not discoverable by Lessor or Lessee; (ii) claims for patent, trademark or copyright infringement; (iii) tort claims of any kind, (whether based on strict liability, on Lessor's alleged negligence or otherwise), including claims for injury or damage to property or injury or death to any person, (including Lessee's employees); and (iv) claims for any interruption of service or loss of business or anticipatory profits, or consequential damages. Lessor shall have no responsibility or liability or Lessee, its successors or assigns, or any other person with respect to any and all Liabilities and, irrespective of any insurance coverage and commencing on the date each Vehicle is ready for delivery to Lessee, Lessee hereby assumes liability for, and hereby agrees, at its sole cost and expense, to indemnify, defend, protect, save and keep harmless Lessor from and against any and all Liabilities. Where a Vehicle is operated by Lessee with a trailer or other equipment not covered by this Lease, then in such event, Lessee warrants that such trailer or other equipment will be in good operating condition, compatible in all respects with the vehicles with which such trailer or other equipment is to be used, and in all respects in full compliance with all federal, state and local statutes, ordinances, rules or regulations covering said trailer or other equipment, including but not limited to all licensing and operating requirements. Lessee hereby assumes liability for, and hereby agrees, at its sole cost and expense, to indemnify, defend, protect, save and keep harmless Lessor from and against any and all costs, expenses, damages, (including damages for loss of any Vehicles leased hereunder) and Liabilities resulting from Lessee's failure to properly connect, operate or maintain such trailer or other equipment or to comply with any of the foregoing requirements or from any other cause. Lessee agrees to give Lessor prompt written notice of any claim or liability hereby indemnified against.

   11. C.  LESSEE'S TAX RELATED INDEMNITIES to Lessor are as follows:

       (1) General Indemnity. Lessee agrees to pay and to indemnify and hold Lessor harmless, on an after-tax basis, from and against all sales, use, personal property, leasing, leasing use, stamp or other taxes, levies, imposts, duties, charges, or withholdings of any nature (together with any penalties, fines or interest thereon) now or hereafter imposed against Lessor, Lessee or the Vehicles or any part thereof or upon the purchase, ownership, delivery, leasing, possession, use, operation, return or other disposition thereof, or upon the rentals, receipts or earnings arising therefrom, or upon or with respect to this Lease (excluding, however, Federal and State taxes on, or measured by, the net income of Lessor). Lessee agrees to file, on behalf of Lessor, all required tax returns concerning the Vehicles with all appropriate governmental agencies and to furnish to Lessor a copy of each such return, including evidence of payment, promptly after the due date of each such filing; provided, that, in the event Lessee is not permitted to file any such return on behalf of Lessor, then Lessee agrees to prepare and forward each such return to Lessor in a timely manner with instructions to Lessor with respect to the filing thereof.

       (2) Income Tax Indemnity. Lessee and Lessor agree that Lessor shall be entitled to accelerated cost recovery (or depreciation) deductions with respect to the Vehicles, and should, under any circumstances whatsoever, except as specifically below set forth, either the United States government or any state tax authority disallow, eliminate, reduce, recapture, or disqualify, in whole or in part, any benefits consisting of accelerated cost recovery (or depreciation) deductions with respect to any Vehicle, Lessee shall then indemnify Lessor by payment to Lessor, upon demand, of a sum which shall be equal to the amount necessary to permit Lessor to receive (on an after-tax basis over the full term of this Lease) the same after-tax cash flow and after-tax yield assumed by Lessor in evaluating the transactions contemplated by this Lease (referred to hereafter as "Economic Return") that Lessor would have realized had there not been a loss or disallowance of such benefits, together with, on an after-tax basis, any interest or penalties which may be assessed by the governmental authority with respect to such loss or disallowance. In addition, if Lessee shall make any addition or improvement to any Vehicle, and as a result thereof, Lessor is required to include an additional amount in its taxable income, Lessee shall also pay to Lessor, upon demand, an amount which shall be equal to the amount necessary to permit Lessor to receive (on an after-tax basis over the full term of this Lease) the same Economic Return that Lessor would have realized had such addition or improvement not been made. Notwithstanding the foregoing, Lessee's tax indemnification of Lessor shall not extend to any change in Lessor's accelerated cost recovery (or depreciation) caused by a change in tax law or policy.

       Lessee shall not be obligated to pay any sums required in this subsection 11.C.(2) with respect to any Vehicle in the event the cause of the loss of the deductions results solely from one or more of the following events: (1) a failure of Lessor to timely claim accelerated cost recovery (or depreciation) deductions for the Vehicle in Lessor's tax return, other than a failure resulting from the Lessor's determination, based upon opinion of counsel or otherwise, that no reasonable basis exists for claiming accelerated cost recovery (or depreciation) deductions, or (2) a failure of Lessor to have sufficient gross income to benefit from accelerated cost recovery (or depreciation) deductions. Lessor agrees to promptly notify Lessee of any claim made by any federal or state tax authority against the Lessor with respect to the disallowance of such accelerated cost recovery (or depreciation) deductions.

       (3) Payment and Enforceability. All amounts payable by Lessee pursuant to subsection 11.C.(1) or 11.C.(2) shall be payable directly to Lessor except to the extent paid to a governmental agency or taxing authority. All the indemnities contained in subsection 11.C.(1) or 11.C.(2) shall continue in full force and effect notwithstanding the expiration or other termination of this Lease in whole or in part and are expressly made for the benefit of, and shall be enforceable by, Lessor. Lessee's obligations under subsection 11.C.(1) and 11.C.(2) shall be that of primary obligor irrespective of whether Lessor shall also be indemnified with respect to the same matter under some other agreement by another party.

       (4) Duration. The obligations of Lessee under subsection 11.C. are expressly made for the benefit of, and shall be enforceable by, Lessor without necessity of declaring this Lease in default and Lessor may initially proceed directly against Lessee under this subsection 11.C. without first resorting to any other rights of indemnification it may have. In the event that, during the continuance of this Lease, an event occurs which gives rise to a liability pursuant to this subsection 11.C., such liability shall continue, notwithstanding the expiration or termination of this Lease, until all payments or reimbursements with respect to such liability are made.

   11. D.  ALL OF LESSEE'S obligations, indemnities and liabilities under this
       Section 11 shall survive the expiration or termination of this Lease. Notwithstanding anything else herein to the contrary, in the event that Lessee fails to procure or maintain insurance as above provided or fails to perform any other of Lessee's duties or obligations as set forth in this Lease, Lessor may, but shall have no obligation to, obtain such insurance at Lessee's expense and perform such other duties and obligations of Lessee and any amounts expended therefor shall be due and payable immediately as Additional Rent. Lessee shall not use or permit the use of any Vehicle at any time when the insurance described above is not in effect.

   12. A. EXPENSE OF OPERATION AND MAINTENANCE of Vehicles in accordance with manufacturer's recommendations and in condition satisfactory to Lessor, including but not limited to, cost of fuel, oil, grease, repairs, maintenance, tires, tubes, storage, parking, tolls, fines and penalties shall be the responsibility and obligation of Lessee. Lessee shall reimburse Lessor if Lessor shall pay any of such operating or maintenance expenses. If tires or parts are removed from a Vehicle, Lessee shall provide comparable replacements therefor and such replacements shall become part of the Vehicles by accession. Lessor may inspect the Vehicles and Lessee's books and records relating thereto at any time during Lessor's usual business hours. Lessee shall not alter any Vehicle without the prior written consent of Lessor unless such alteration is required by law. Lessee agrees to remove all markings from the Vehicles, at Lessee's expense, prior to the return of the Vehicles to Lessor.

   12. B. ADDITIONAL EQUIPMENT REQUIRED BY LAW. In the event that subsequent to the Delivery Date of a Vehicle any federal, state or local law, ordinance, rule or regulation shall require the installation of any additional equipment or accessories, including but not limited to anti-pollution and/or safety devices, or in the event that any other modifications of the Vehicles shall be required by virtue of such law, ordinance, rule or regulation, then and in any of such events, Lessee shall pay the full cost thereof, including installation expenses. Lessor may, at its option, arrange for the installation of such equipment or the performance of such modifications, and Lessee agrees to pay the full cost thereof as Additional Rent, immediately upon receipt of an invoice for same.

    13. NO WARRANTIES; LIMITATION ON LIABILITY:  Lessee acknowledges and agrees
        (i) that the Vehicles are of a size, design, capacity and manufacture selected by Lessee, (ii) that the Lessor is not the manufacturer or seller of the Vehicles or the manufacturer's or seller's agent and (iii) that LESSEE LEASES THE VEHICLES "AS-IS" AND THAT LESSOR HAS NOT MADE, AND DOES NOT HEREBY MAKE, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, QUALITY, MATERIAL, WORKMANSHIP, DESIGN, CAPACITY, MERCHANTABILITY, DURABILITY, FITNESS OR SUITABILITY OF THE VEHICLES FOR ANY USE OR PURPOSE OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED WITH RESPECT TO THE VEHICLES.
        IN NO EVENT SHALL LESSOR BE LIABLE FOR LOSS OF OR DAMAGE TO CARGO, LOSS OF PROFITS OR BUSINESS OR FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE, HOWSOEVER CAUSED. Provided Lessee is not in default hereunder, during the term of this Lease as to any Vehicle, Lessor hereby assigns to Lessee any rights Lessor may have under any manufacturer's or seller's warranty, to the extent that such assignment may be made without impairing Lessor's ability to assert such rights in its own name under such warranty. No suit, claim or settlement shall be brought or made by Lessee against or with the manufacturer or seller without the prior written consent of Lessor.

    14. A. DEFAULT under this Lease shall occur in the event (i) Lessee shall fail to pay when due any part of the Monthly Rentals, Additional Rents or Adjusted Rents payable hereunder or to provide or maintain the insurance required hereby; (ii) any of Lessee's warranties or representations shall be or become untrue or breached; (iii) Lessee shall fail, after fifteen days notice thereof, to correct any failure in the due performance and observance of any other of the covenants and obligations of Lessee hereunder; (iv) Lessee shall default under any other agreement with Lessor or its affiliates; (v) Lessee transfers a substantial portion of its assets other than in the ordinary course of business; (vi) a voluntary or involuntary petition under any statute relating to bankruptcy, reorganization or receivership or under any other statute relating to the relief of debtors shall be filed by or against Lessee or any guarantor of Lessee's obligations hereunder; or
        (vii) Lessee or any guarantor of Lessee's obligations hereunder shall make an assignment for the benefit of creditors, admit in writing to being insolvent or, if Lessee or such guarantor is a natural person, if such person shall die.

    14. B.  LESSOR'S REMEDIES:

       (1) In the event of such default described above, Lessor shall have no further obligation to lease vehicles to Lessee and, at the option of Lessor, all rights of Lessee hereunder and in and to the Vehicles shall forthwith terminate. Upon such termination Lessee agrees that Lessor may, without notice to Lessee, either take possession of any or all Vehicles (with or without legal process) or require Lessee to return all Vehicles forthwith to Lessor at such location as Lessor shall designate. Lessee authorizes Lessor and Lessor's agents to enter any premises where the Vehicles may be found for the purpose of repossessing the same. If Lessor retakes possession of any of the Vehicles and at the time of such retaking there shall be in, upon, or attached to the Vehicles any property, goods, or things of value belonging to Lessee or in the custody or control of Lessee, Lessor is hereby authorized to take possession of such property, goods, and things of value and hold the same for Lessee or to place such property, goods, or things of value in public storage for the account of, and the expense of, Lessee. Lessor may at its option (i) sell any or all of the Vehicles which are returned or repossessed pursuant to this Section and hold Lessee liable for Adjusted Rental as provided in Section 9, or (ii) lease any or all of the Vehicles to a person other than Lessee for such term and such rental as Lessor may elect in its sole discretion, and apply the proceeds of such lease, after first deducting all costs and expenses relating to the termination of this Lease and the retaking of the Vehicles, to Lessee's obligations hereunder; provided, however, that Lessee shall pay to Lessor immediately upon demand, as liquidated damages for loss of bargain and not as a penalty, a sum with respect to each such Vehicle which represents the excess of the present value at the time of termination of all Monthly Rentals which would otherwise have accrued hereunder to the end of the Maximum Term for such Vehicle over the present value of the aggregate of the rentals to be paid for such Vehicle by such third party for such period (such present values to be computed in each case on the basis of a discount factor equal to the per annum lending rate publicly announced from time to time by Continental Illinois National Bank and Trust Company of Chicago as its prime rate, base rate or reference rate for unsecured loans of the shortest maturity to corporate borrowers in effect on the date this Lease is terminated by Lessor, from the respective dates upon which such Monthly Rentals would have been payable hereunder had this Lease not been terminated). In addition to the other remedies set forth herein, if any Vehicle is not returned to Lessor, or if Lessor is prevented from taking possession thereof, Lessee shall pay to Lessor immediately upon demand Adjusted Rental as provided in Section 9, as if such Vehicle had been sold on the date this Lease was terminated, and the amount of net sale proceeds therefor were zero.

       (2) Whether or not the Vehicles are returned to, sold or leased by Lessor, Lessor shall also recover from Lessee all unpaid Monthly Rentals, Additional Rents and Adjusted Rents then due or owing together with all costs and expenses, including attorneys' fees, incurred by Lessor in the enforcement of its rights and remedies under this Lease. In addition, Lessor may retain as liquidated damages all Monthly Rentals and Additional Rents and sale proceeds received, including any refunds and other sums which otherwise would be payable to Lessee, and a sum equal to the aggregate of all Monthly Rentals and other amounts, including but not limited to any early termination fee customarily charged by Lessor, (the due dates of which Rentals and other amounts Lessor may accelerate at its option) which would have been due during the period ending, for each Vehicle, on the earliest date on which Lessee could have effectively terminated this Lease as to such Vehicle pursuant to Section 3 if Lessee had not defaulted.

       (3) The remedies in this Lease provided in favor of Lessor shall not be deemed exclusive or alternative, but shall be cumulative and shall be in addition to all other remedies in its favor existing at law or in equity. Lessee hereby waives any right to trial by jury in any action relating to this Lease, as well as any requirements of law, now or hereafter in effect, which might limit or modify any of the remedies herein provided, to the extent that such waiver is permitted by law. The failure of Lessor to exercise any of the rights granted it hereunder shall not constitute a waiver of any such right or establish a custom or course of dealing.

   15. NEITHER THIS LEASE, any rights or obligations hereunder, nor any rights in or to the Vehicles may be assigned or subleased by Lessee without the prior written consent of Lessor and no such assignment or sublease shall be valid or binding on Lessor. Lessor may assign this Lease or an interest hereunder or in the Vehicles for any purpose without consent of or notice to Lessee.

   16. LESSEE AGREES that at any time and from time to time, after the execution and delivery of this Lease, it shall, upon request of Lessor, execute and deliver such further documents and do such further acts and things as Lessor may reasonably request in order fully to effect the purposes of this Lease and to protect Lessor's interest in the Vehicles, including, but not limited to, furnishing any and all information necessary to enable Lessor or its insurer to defend itself in any litigation arising in connection herewith. Lessee hereby authorizes Lessor to insert serial numbers, delivery and Monthly Rental due dates, and other data on the

        Schedules, Delivery Receipts and other documents relating hereto when such numbers, dates and data become known to Lessor.

    17. NOTICES required or permitted to be given hereunder shall be given in writing either personally or by registered or certified mail addressed to the respective party at its address listed on page one hereof or, if such party has previously given notice of a change of address, to the address specified in the last such notice of change of address. Notices shall be deemed received when delivered if personally delivered or, if mailed, two business days after deposit postage prepaid in the United States mails.

    18. THIS LEASE will become effective only upon acceptance by Lessor. This form is intended for general use throughout the United States. Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall be ineffective in such jurisdiction to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. It is the intention of the parties hereto that this contract constitute a lease for tax and other purposes; however, if for purposes of perfection, this contract is interpreted by any court as a lease intended as security, Lessee hereby grants to Lessor a security interest in the vehicles. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. This Lease and any Schedules and other documents relating hereto may be modified only in a writing signed by the party against whom enforcement is sought. No vehicle dealer nor any employee or agent of any dealer or of any other person has authority to make any representations to Lessee on Lessor's behalf as to the performance of the Vehicles, or as to any provision of this Lease or as to any other matter whatsoever. Lessee has no authority to, and shall not, make any warranty or representation concerning the Vehicles to any person on Lessor's behalf.



                         American Freightways, Inc.     , Lessee
Witness (or Attest)      By/s/Frank Conner
                         ---------------------------------------------------
/s/David T. Shepherd     Title  Executive Vice President  T.I.N.  71-0562003
--------------------     ---------------------------------------------------




                         VT FINANCE, INC., LESSOR
Accepted on              By/s/D. Collins Hicks
                         ---------------------------------------------------
   January 5, 1996       Title  Authorizing Representative
----------------------   ---------------------------------------------------
     (Date)

                                  SCHEDULE A
                                  ----------
         This Schedule A is attached to and made part of that certain
                      Used Vehicle Acquisition Agreement
    dated 12/20/95 between American Freightways, Inc. and VT Finance, Inc.

                           DESCRIPTION OF VEHICLES
                           -----------------------

    Serial Number     Make  Model     Year  (body type)   Price
    -------------     ----  -----     ----   ---------    -----
 4V4VBAPF 6TN723685  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 8TN723686  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF XTN723687  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 1TN723688  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 3TN723689  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF XTN723690  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 1TN723691  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 3TN723692  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 5TN723693  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 7TN723694  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 9TN723695  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 0TN723696  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 2TN723697  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 4TN723698  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 6TN723699  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 9TN723700  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 0TN723701  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 2TN723702  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 4TN723703  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 6TN723704  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 8TN723705  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF XTN723706  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 1TN723707  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 3TN723708  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 5TN723709  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 1TN723710  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 3TN723711  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 5TN723712  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 7TN723713  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 9TN723714  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 0TN723715  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 2TN723716  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 4TN723717  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 6TN723718  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 8TN723719  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 4TN723720  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 6TN723721  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 8TN723722  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF XTN723723  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 1TN723724  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 3TN723725  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 5TN723726  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 7TN723727  Volvo  WCA42T    1996  Tractor       56,253.00

 4V4VBAPF 9TN723728  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 0TN723729  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 7TN723730  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 9TN723731  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 0TN723732  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 2TN723733  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 4TN723734  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 6TN723735  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 8TN723736  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF XTN723737  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 1TN723738  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 3TN723739  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF XTN723740  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 1TN723741  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 3TN723742  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 5TN723743  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 7TN723744  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 9TN723745  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 0TN723746  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 2TN723747  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 4TN723748  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 6TN723749  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 2TN723750  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 4TN723751  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 6TN723752  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 8TN723753  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF XTN723754  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 1TN723755  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 3TN723756  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 5TN723757  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 7TN723758  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 9TN723759  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 5TN723760  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 7TN723761  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 9TN723762  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 0TN723763  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 2TN723764  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 4TN723765  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 6TN723766  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 8TN723767  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF XTN723768  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 1TN723769  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 8TN723770  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF XTN723771  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 1TN723772  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 3TN723773  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 5TN723774  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 7TN723775  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 9TN723776  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 0TN723777  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 2TN723778  Volvo  WCA42T    1996  Tractor       56,253.00

 4V4VBAPF 4TN723779  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 0TN723780  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 2TN723781  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 4TN723782  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 6TN723783  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 8TN723784  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 1TN723786  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 3TN723787  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 5TN723788  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 7TN723789  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 3TN723790  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 5TN723791  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 7TN723792  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 9TN723793  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 0TN723794  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 2TN723795  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 4TN723796  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 6TN723797  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 8TN723798  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF XTN723799  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 2TN723800  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 4TN723801  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 6TN723802  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 8TN723803  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF XTN723804  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 1TN723805  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 3TN723806  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 5TN723807  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 7TN723808  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 9TN723809  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 5TN723810  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 7TN723811  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 9TN723812  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 0TN723813  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 2TN723814  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 4TN723815  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 6TN723816  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 8TN723817  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF XTN723818  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 1TN723819  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 8TN723820  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF XTN723821  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 1TN723822  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 3TN723823  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 5TN723824  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 7TN723825  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 9TN723826  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 0TN723827  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 2TN723828  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 4TN723829  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 0TN723830  Volvo  WCA42T    1996  Tractor       56,253.00

 4V4VBAPF 2TN723831  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 4TN723832  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 6TN723833  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 8TN723834  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF XTN723835  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 1TN723836  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 3TN723837  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 5TN723838  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 7TN723839  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 3TN723840  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 5TN723841  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 7TN723842  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 9TN723843  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 0TN723844  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 2TN723845  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 4TN723846  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 6TN723847  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 8TN723848  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF XTN723849  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 6TN723850  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 8TN723851  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF XTN723852  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 1TN723853  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 3TN723854  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 5TN723855  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 7TN723856  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 9TN723857  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 0TN723858  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 2TN723859  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 9TN723860  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 0TN723861  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 2TN723862  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 4TN723863  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 6TN723864  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 8TN723865  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF XTN723866  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 1TN723867  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 3TN723868  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 5TN723869  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 1TN723870  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 3TN723871  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 5TN723872  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 7TN723873  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 9TN723874  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 0TN723875  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 2TN723876  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 4TN723877  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 6TN723878  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 8TN723879  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 4TN723880  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 6TN723881  Volvo  WCA42T    1996  Tractor       56,253.00

 4V4VBAPF 8TN723882  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF XTN723883  Volvo  WCA42T    1996  Tractor       56,253.00
 4V4VBAPF 9TN724295  Volvo  WCA42T    1996  Tractor       56,253.00
                                                      -------------
          Grand Totals 199 Units                      11,194,347.00
                                                      =============

American Freightways, Inc.          VT Finance, Inc.

By:/s/Frank Conner                  By:/s/D. Collins Hicks
--------------------------------    ----------------------------------
Title:  Executive Vice President    Title:  Authorizing Representative
--------------------------------    ----------------------------------